April 1, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Form N-CSR
John Hancock Patriot Global Dividend Fund (the "Registrant")
      File No.  811-06685

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending January 31, 2004.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1513.

Sincerely,


/s/Alfred P. Ouellette
Alfred P. Ouellette
Senior Attorney and Assistant Secretary





ITEM 1. REPORT TO STOCKHOLDERS

JOHN HANCOCK
Patriot Global Dividend Fund

1.31.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

For your information
page 21


Dear Fellow Shareholders,

The stock market continued its advance in the first month of 2004, prolonging last year's strong rebound after three down years. The same factors that produced double-digit returns in a broad-based rally in 2003 were still at work in the first month of the new year: a rebounding economy, fueled by historically low interest rates, and improving corporate earnings. As a result, the market, as measured by the Standard & Poor's 500 Index, was up 1.84% in the month of January 2004. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 3.15%, while the Dow Jones Industrial Average was up 0.51%. Bonds, which had their fourth straight year of gains in 2003, albeit on a more modest scale, also started 2004 on the right foot, producing positive total returns.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial advisor.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial advisor or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of January 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
to provide high
current income,
consistent with
modest growth
in capital, by nor-
mally investing at
least 80% of its
assets in dividend-
paying securities.

Over the last six months

* A dividend tax cut helped buoy demand for preferred and utility common stocks.

* The Fund benefited from advantageous security selection among preferred stocks.

* A significant stake in utility common stocks also aided performance.

[Bar chart with heading "John Hancock Patriot Global Dividend Fund." Under the heading is a note that reads "Fund performance for the six months ended January 31, 2004." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The bar represents the 14.89% total return for John Hancock Patriot Global Dividend Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers

 5.2%   Lehman Brothers Holdings, Inc.
 4.6%   Bear Stearns Cos., Inc.
 4.0%   El Paso Tennessee Pipeline Co.
 3.8%   Shaw Communications, Inc.
 3.4%   HSBC USA, Inc.
 3.4%   South Carolina Electric & Gas Co.
 3.2%   Alabama Power Co.
 3.0%   Anadarko Petroleum Corp.
 3.0%   SLM Corp.
 3.0%   CH Energy Group, Inc.

As a percentage of net assets plus the value of preferred shares on January 31, 2004.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Patriot Global Dividend Fund

Preferred stocks -- which are the primary emphasis of John Hancock Patriot Global Dividend Fund -- posted solid returns during the six-month period ended January 31, 2004, fueled in large part by favorable supply and demand conditions. An increasing number of companies that issued preferred stocks in years when interest rates were higher redeemed those older preferred stocks to take advantage of the lower interest rates that prevailed during much of the period. Those redemptions resulted in a reduced net supply of preferred stocks. At the same time, demand burgeoned as individual and institutional investors increasingly sought out higher-yielding alternatives to most fixed-income securities and common stocks. Demand got an added boost from the passage of President Bush's dividend tax-cut package, which greatly reduced the taxes individuals pay on most stock dividends. A dramatic rise in interest rates and bond yields in the summer months briefly tempered an otherwise favorable backdrop for fixed-income investments, including preferreds. But they quickly regained their footing in the final months of the period when inflation concerns cooled, the Fed rushed to reassure investors that it wasn't poised to raise interest rates any time soon and favorable supply and demand conditions trumped macroeconomic concerns.

"Preferred stocks...posted
 solid returns during the
 six-month period ended
 January 31, 2004..."

Utility common stocks -- the Fund's other area of focus -- also staged a significant rally during the period. Part of investors' renewed optimism was in reaction to efforts by utilities to reduce debt, improve their financing and shed money-losing unregulated subsidiaries. Like preferreds, utility common stocks also benefited from strong demand in response to dividend tax relief. Utilities traditionally have offered consistently high dividends over the years.

PERFORMANCE

For the six months ended January 31, 2004, John Hancock Patriot Global Dividend Fund returned 14.89% at net asset value. By comparison, the average income and preferred stock closed-end fund returned 13.18%, according to Lipper, Inc. In the same six-month period, the Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas utilities -- returned 17.55%, and the broader stock market, as measured by the Standard & Poor's 500 Index, returned 15.22%.

[Photos of Greg Phelps and Mark Maloney flush right next to first paragraph.]

LEADERS AND LAGGARDS

Within the preferred stock category, some of our best-performing holdings were those issued by financial services companies. FleetBoston Financial, for example, benefited from the announced purchase of the company by Bank of America, which is expected to result in higher overall credit for Fleet's outstanding preferred stock. Merrill Lynch also performed well, thanks to its strong credit rating compared with its brokerage services group peers and enhanced earnings consistency, resulting from what the company termed "a diversity of revenues from multiple asset classes, client segments and geographic regions." Bear Stearns benefited from increased revenues and cost controls, which resulted in substantial improvement in the company's profitability.

"...some of our best-
 performing holdings were
 those issued by financial
 services companies."

Preferred stocks issued by oil and natural gas companies also posted strong returns during the period. In the post-September 11 era, energy prices stayed high in part because of a so-called "risk premium" for potential attacks both here and abroad. Those high energy prices, in turn, helped boost the fortunes of holdings such as Anadarko Petroleum, Apache, Devon Energy and Nexen.

High energy prices also helped some of our utility common stocks, particularly Dominion Resources, which has significant oil and gas operations. It also enjoyed strong results from its regulated electric operation. The common stock of electric utility Alliant Energy also performed well, boosted in large part by investors' enthusiasm over the company's back-to-basics approach.

[Table at top left-hand side of page entitled "Top five industry groups 1." The first listing is Utilities 52%, the second is Broker services 11%, the third is Oil & gas 9%, the fourth is Banks--United States 8%, and the fifth is Finance 6%.]

A disappointment during the period was Kansas City-based Aquila, a multinational energy provider that has been trying to regain financial stability after retreating from the wholesale energy-trading markets that caused so many utilities pain in 2002. Despite these problems, we continued to hold on to our stake in Aquila because we believe the company is making significant and positive steps toward reducing its debt, strengthening its balance sheet and putting its energy-trading problems behind it.

[Pie chart in middle of page with heading "Portfolio diversification 1" The chart is divided into three sections (from top to left): Preferred stocks 69%, Common stocks 28% and Short-term investments 3%.]

OUTLOOK

In our view, the first half of 2004 likely will continue to favor preferred and utility stocks. First off, we believe that both sectors will keep on benefiting from the favorable supply and demand conditions that boosted their prospects over the past six months. Our interest-rate forecast -- which calls for continued low interest rates -- also should help preferreds because they pay dividends at a fixed rate like the interest on a bond and, as such, tend to perform best when rates decline or stabilize at relatively low levels, just as bonds do. Although the economy has heated up, we don't think that the Federal Reserve Board will raise interest rates until the current recovery deepens and sustains itself for a longer period of time. Granted, longer-term bond yields could rise as investors worry about the prospects of future inflation, but the expected lack of an interest-rate hike would keep short-term interest rates low, thereby making preferred stocks an attractive alternative to shorter-term, lower-yielding money market and Treasury securities. Furthermore, we believe investors' appetite for preferred stocks and utility common stocks -- many of which benefit from the new lower federal tax on dividends -- could remain strong. In addition to robust demand, utility common stocks appear to have other factors working in their favor. Chief among them are the potential for more stable credit ratings and continued attractive -- albeit higher than at the beginning of 2003 -- valuations relative to the stock market overall. Recent acquisitions of utility companies by deep-pocketed private equity investors may signal that more acquisition activity is in the offing in 2004, a trend that could help boost utilities.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is FleetBoston Financial followed by an up arrow with the phrase "Pending takeover expected to raise credit rating." The second listing is Dominion Resources followed by an up arrow with the phrase "High energy prices help boost profits." The third listing is Aquila followed by a down arrow with the phrase "Lingering problems with energy trading causes concern."]

"In our view, the first half
 of 2004 likely will continue
 to favor preferred and
 utility stocks."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible than a broader diversified fund to factors adversely affecting the utilities industry. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund's portfolio on January 31, 2004.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
January 31, 2004
(unaudited)

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. Preferred and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


                                                                       CREDIT
ISSUER, DESCRIPTION                                                    RATING*      SHARES          VALUE
PREFERRED STOCKS 105.01%                                                                      $119,796,601
(Cost $114,785,678)

Agricultural Operations 3.04%                                                                    3,465,000
Ocean Spray Cranberries, Inc., 6.25%, Ser A (R)                        BBB          45,000       3,465,000

Banks -- Foreign 1.31%                                                                           1,495,600
Abbey National Plc, 7.00% (United Kingdom)                             A            20,000         506,400
Royal Bank of Scotland Group Plc, 5.75%,
Ser B (United Kingdom)                                                 A-           40,000         989,200

Banks -- United States 12.86%                                                                   14,671,288
FleetBoston Financial Corp., 6.75%, Depositary Shares, Ser VI          BBB+         80,000       4,332,000
HSBC USA, Inc., $2.8575                                                A1          108,550       5,959,395
J.P. Morgan Chase Capital XII, 6.25%                                   A2           39,700       1,019,893
J.P. Morgan Chase & Co., 6.625%, Depositary Shares, Ser H              A1           60,000       3,360,000

Broker Services 17.30%                                                                          19,740,237
Bear Stearns Cos., Inc. (The), 5.49%, Ser G                            A3           61,000       3,186,030
Bear Stearns Cos., Inc. (The), 5.72%, Ser F                            A3           92,000       4,876,000
Lehman Brothers Holdings, Inc., 5.67%, Depositary
Shares, Ser D                                                          A3          147,950       7,552,847
Lehman Brothers Holdings, Inc., 5.94%, Ser C                           BBB+         28,100       1,449,960
Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A             A-           98,000       2,675,400

Diversified Operations 1.18%                                                                     1,343,340
Grand Metropolitan Delaware, L.P., 9.42%, Ser A                        BBB+         51,000       1,343,340

Finance 8.61%                                                                                    9,826,400
Citigroup, Inc., 6.231%, Depositary Shares, Ser H                      Aa3          85,200       4,600,800
SLM Corp., 6.97%, Ser A                                                BBB+         92,000       5,225,600

Leasing Companies 3.59%                                                                          4,098,600
AMERCO, 8.50%, Ser A                                                   D           162,000       4,098,600

Media 5.79%                                                                                      6,599,866
Shaw Communications, Inc., 8.45%, Ser A (Canada)                       B+          166,200       4,199,874
Shaw Communications, Inc., 8.50% (Canada)                              B+           95,200       2,399,992

See notes to
financial statements.


6


FINANCIAL STATEMENTS


                                                                       CREDIT
ISSUER, DESCRIPTION                                                    RATING*      SHARES          VALUE
Oil & Gas 14.34%                                                                               $16,360,644
Anadarko Petroleum Corp., 5.46%, Depositary Shares                     BBB-         52,300       5,295,375
Apache Corp., 5.68%, Depositary Shares, Ser B                          BBB          47,550       4,832,269
Devon Energy Corp., 6.49%, Ser A                                       B            50,000       5,175,000
Nexen, Inc., 7.35% (Canada)                                            BBB-         40,000       1,058,000

Telecommunications 0.36%                                                                           403,912
Touch America Holdings, Inc., $6.875                                   BBB-         13,928         403,912

Utilities 36.63%                                                                                41,791,714
Alabama Power Co., 5.20%                                               BBB+        210,000       5,544,000
Baltimore Gas & Electric Co., 6.99%, Ser 1995                          Baa1         10,000       1,085,000
Central Illinois Light Co., 4.64%                                      Baa2          7,460         640,627
Central Maine Power Co., 4.75%                                         Baa2         11,015         936,275
Coastal Finance I, 8.375%                                              CCC          40,000         972,800
Connecticut Light & Power Co., 3.90%, Ser 1949                         Baa2         15,319         482,549
El Paso Tennessee Pipeline Co., 8.25%, Ser A                           CCC         146,000       6,935,000
Energy East Capital Trust I, 8.25%                                     BBB-         55,700       1,500,001
Interstate Power & Light Co., 8.375%, Ser B                            BBB-         20,000         650,000
Massachusetts Electric Co., 4.76%                                      BBB+          6,166         550,123
Northern Indiana Public Service Co., 7.50%                             BB+          22,545       2,303,114
PSI Energy, Inc., 6.875%                                               BBB-         46,000       4,749,500
Public Service Electric & Gas Co., 4.18%, Ser B                        BB+          40,000       3,210,000
Public Service Electric & Gas Co., 6.92%                               BB+           7,000         727,125
Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                       CCC+        220,800       5,023,200
South Carolina Electric & Gas Co., 6.52%                               Baa1         55,000       5,940,000
Southern Union Co., 7.55%                                              BB+          20,000         542,400


ISSUER, DESCRIPTION                                                                 SHARES           VALUE

COMMON STOCKS 43.10%                                                                           $49,174,768
(Cost $54,789,658)

Telecommunications 0.00%                                                                             3,619
Touch America Holdings, Inc.**                                                      77,000           3,619

Utilities 43.10%                                                                                49,171,149
Alliant Energy Corp.                                                               127,420       3,298,904
Aquila, Inc.**                                                                     154,000         592,900
CH Energy Group, Inc.                                                              112,900       5,218,238
Dominion Resources, Inc.                                                            47,500       3,047,600
DTE Energy Co.                                                                     116,900       4,570,790
Duke Energy Corp.                                                                   58,000       1,260,340
Energy East Corp.                                                                  194,000       4,559,000
KeySpan Corp.                                                                      102,000       3,719,940
NiSource, Inc.                                                                      44,000         924,000
Northeast Utilities                                                                164,200       3,160,850
NSTAR                                                                               79,000       3,867,050

See notes to
financial statements.


7


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION                                                                 SHARES           VALUE
Utilities (continued)
Peoples Energy Corp.                                                                40,500      $1,719,630
Progress Energy, Inc.                                                               28,000       1,253,840
Progress Energy, Inc. (Contingent Value Obligation)** (I)                           35,000           7,700
Puget Energy, Inc.                                                                 112,800       2,665,464
Sierra Pacific Resources**                                                         254,000       1,998,980
TECO Energy, Inc.                                                                  143,700       2,050,599
WPS Resources Corp.                                                                 60,400       2,899,804
Xcel Energy, Inc.                                                                  136,000       2,355,520


                                                                  INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                RATE       (000S OMITTED)          VALUE
SHORT-TERM INVESTMENTS 4.16%                                                                    $4,742,885
(Cost $4,742,885)

Commercial Paper 4.16%
ChevronTexaco Corp., 02-02-04                                     0.870%            $4,743       4,742,885

TOTAL INVESTMENTS 152.27%                                                                     $173,714,254

OTHER ASSETS & LIABILITIES, NET (52.27%)                                                      ($59,628,817)

TOTAL NET ASSETS 100.00%                                                                      $114,085,437


  * Credit ratings are unaudited and rated by Moody's Investors Service.

 ** Non-income-producing security.

(I) This security is valued in good faith under procedures established by the Board of Trustees.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A security amounted to $3,465,000 or 3.04% of the Fund's net assets as of January 31, 2004.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

January 31, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.


ASSETS
Investments at value (cost $174,318,221)                         $173,714,254
Cash                                                                      693
Dividends receivable                                                  582,135
Other assets                                                           33,929

Total assets                                                      174,331,011

LIABILITIES
Payable to affiliates
Management fee                                                        117,154
Other                                                                  21,966
Other payables and accrued expenses                                    96,056

Total liabilities                                                     235,176

Dutch Auction Rate Transferable Securities preferred
shares (DARTS), at value, unlimited number of
shares of beneficial interest authorized with no
par value, 600 shares issued, liquidation
preference of $100,000 per share                                   60,010,398

NET ASSETS
Common shares capital paid-in                                     113,366,284
Accumulated net realized loss on investments                         (865,110)
Net unrealized depreciation of investments                           (603,967)
Accumulated net investment income                                   2,188,230

Net assets applicable to common shares                           $114,085,437

NET ASSET VALUE PER COMMON SHARE
Based on 8,344,700 shares of beneficial interest
outstanding -- unlimited number of shares
authorized with no par value                                           $13.67

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
January 31, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,664)             $4,726,997
Interest                                                               25,683

Total investment income                                             4,752,680

EXPENSES
Investment management fee                                             669,314
Administration fee                                                    125,496
DARTS auction fee                                                      78,847
Auditing fee                                                           30,849
Custodian fee                                                          17,807
Printing                                                               17,610
Transfer agent fee                                                     17,331
Registration and filing fee                                            11,808
Miscellaneous                                                           9,248
Trustees' fee                                                           4,795
Legal                                                                   1,106

Total expenses                                                        984,211

Net investment income                                               3,768,469

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                       96,872
Change in net unrealized appreciation (depreciation)
of investments                                                     11,455,118

Net realized and unrealized gain                                   11,551,990

Distributions to DARTS                                               (326,533)

Increase in net assets from operations                            $14,993,926

1 Semiannual period from 8-1-03 through 1-31-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses and
distributions, if
any, paid to
shareholders.
                                                     YEAR        PERIOD
                                                    ENDED         ENDED
                                                  7-31-03       1-31-04 1
INCREASE IN NET ASSETS
From operations

Net investment income                          $8,196,124    $3,768,469
Net realized gain (loss)                         (501,282)       96,872
Change in net unrealized
appreciation (depreciation)                     7,511,003    11,455,118
Distributions to DARTS                           (880,197)     (326,533)

Increase in net assets
resulting from operations                      14,325,648    14,993,926

Distributions to common shareholders
From net investment income                     (8,111,048)   (4,055,524)

NET ASSETS
Beginning of period                            96,932,435   103,147,035

End of period 2                              $103,147,035  $114,085,437


1 Semiannual period from 8-1-03 through 1-31-04. Unaudited.

2 Includes accumulated net investment income of $2,801,818 and $2,188,230, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS



COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                 7-31-99     7-31-00     7-31-01     7-31-02     7-31-03     1-31-04 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $15.13      $14.01      $12.66      $13.82      $11.62      $12.36
Net investment income 2                         1.20        1.24        1.18        1.12        0.98        0.45
Net realized and unrealized
gain (loss) on investments                     (0.99)      (1.31)       1.27       (2.20)       0.84        1.39
Distributions to DARTS                         (0.29)      (0.31)      (0.32)      (0.15)      (0.11)      (0.04)
Total from
investment operations                          (0.08)      (0.38)       2.13       (1.23)       1.71        1.80
Less distributions to
common shareholders
From net investment income                     (1.04)      (0.97)      (0.97)      (0.97)      (0.97)      (0.49)
Net asset value,
end of period                                 $14.01      $12.66      $13.82      $11.62      $12.36      $13.67
Per share market value,
end of period                                 $11.19      $11.19      $12.66      $11.13      $12.40      $13.43
Total return at
market value 3 (%)                             (8.02)       9.51       22.53       (5.06)      20.79       12.51 4

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common
shares, end of period (in millions)             $117        $106        $115         $97        $103        $114
Ratio of expenses to average
net assets 5 (%)                                1.85        1.91        1.87        1.94        2.03        1.84 6
Ratio of net investment income
to average net assets 7 (%)                     8.09        9.63        8.57        8.44        8.35        7.04 6
Portfolio turnover (%)                            38          24          26          17           5          13

SENIOR SECURITIES
Total value of DARTS outstanding
(in millions)                                    $60         $60         $60         $60         $60         $60
Involuntary liquidation preference
per unit (in thousands)                         $100        $100        $100        $100        $100        $100
Average market value
per unit (in thousands)                         $100        $100        $100        $100        $100        $100
Asset coverage per unit 8                   $296,112    $273,324    $290,681    $254,633    $271,743    $289,241


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

Notes to Financial Highlights

1 Semiannual period from 8-1-03 through 1-31-04. Unaudited.

2 Based on the average of shares outstanding.

3 Assumes dividend reinvestment.

4 Not annualized.

5 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.25%, 1.23%, 1.23%, 1.26%, 1.26% and 1.18%, respectively.

6 Annualized.

7 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.45%, 6.18%, 5.63%, 5.48%, 5.18% and 4.50%, respectively.

8 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Patriot Global Dividend Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value, as determined in good faith, in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $573,041 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires July 31, 2011.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to common and preferred shareholders from net investment income and net realized gains on the ex-dividend date. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the

United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net assets, plus the value attributable to the preferred shares.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund's average weekly net assets, plus the value attributable to the preferred shares. The Fund also paid the Adviser the amount of $992 for certain publishing services, included in the printing fees.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

Common shares

The Fund had no common shares transactions during the period ended January 31, 2004.

Dutch Auction Rate
Transferable Securities
preferred shares

The Fund issued 600 shares of Dutch Auction Rate Transferable Securities preferred shares ("DARTS") on October 16, 1992, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS ranged from 0.97% to 1.18% during the period ended January 31, 2004. Accrued dividends on DARTS are included in the value of DARTS on the Fund's Statement of Assets and Liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Fund's by-laws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended January 31, 2004, aggregated $30,442,011 and $21,419,247, respectively.

The cost of investments owned at January 31, 2004, including short-term investments, for federal income tax purposes, was $174,502,638. Gross unrealized appreciation and depreciation of investments aggregated $13,741,735 and $14,530,119, respectively, resulting in net unrealized depreciation of $788,384. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

INVESTMENT
OBJECTIVE
AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S.-dollar-denominated securities.

The Fund's non-fundamental investment policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment-grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. This policy supersedes the require ment that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restric- tion change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets, including the liquidation preference amount of the DARTS, plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Effective December 16, 2003, the Trustees approved additional changes to the Fund's by-laws. The changes included updating the leveraged rating agency requirements, in keeping with recent changes to the agencies' basic maintenance reporting requirements for leveraged closed-end funds. In addition, changes were made to reflect recent updates that Moody's made to some of their eligible asset and discount factors. These revisions bring the Fund's by-laws in line with current rating agency requirements.

DIVIDEND
REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as an agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to dividend record dates; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased, as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on the 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid, subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER
MEETINGS

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

FOR YOUR
INFORMATION

TRUSTEES

James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen Ford Goldfarb
Charles L. Ladner*
Patti McGill Peterson*
Dr. John A. Moore*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,
USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer

Richard A. Brown
Senior Vice President and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND DISBURSER

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT
FOR DARTS

Deutsche Bank Trust Company Americas
280 Park Avenue
New York, New York 10017

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange: PGD

For shareholder assistance refer to page 18

HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   Mellon Investor Services
                                  85 Challenger Road
                                  Overpeck Centre
                                  Ridgefield Park, NJ 07660

Customer service
representatives                   1-800-852-0218

Portfolio commentary              1-800-344-7054

24-hour automated information     1-800-843-0090

TDD Line                          1-800-231-5469

The Fund's voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

---------------
PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS
---------------

P40SA 1/04
      3/04

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 10. EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Contact person at the registrant.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer


Date:    March 30, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
-------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer


Date:    March 30, 2004


By:
-------------------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer


Date:    March 30, 2004